Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
18.	Subsequent Events

In connection with the closing of the Company’s IPO in February 2019, the board of directors approved a new equity compensation plan, the 2019 Share Incentive Plan.

In March 2019, the Company entered into an amendment to the existing LSA with the Lender providing, among other things, an additional interest-only payment period of six months beginning April 1, 2019. Additional performance milestones may allow for an extended interest-only period of up to six additional months.

Except as disclosed above and elsewhere in the notes to the accompanying consolidated financial statements, the Company has concluded that no further subsequent events have occurred that require disclosure.